EXHIBIT 10.13

PATENT ASSIGNMENT

WHEREAS SAFETY QUICK LIGHT LTD, a limited company having a place of business at 16111 Biscayne Blvd. North Miami FL 33160 (“ASSIGNOR”) is the sole owner of the following Patents (collectively referred to as the “Kohen Patents”):

COUNTRY	ATTY REF#	FILED	SERIAL#	ISSUED	PATENT#	STATUS

REVOLVABLE PLUG AND SOCKET
CANADA	7014-A04-002CA	11/22/2001	2,468,186	9/28/2010	2,468,186	ABANDON
MEXICO	7014-A04-002MX	11/22/2001	PA/A/2004-4959		248858	ABANDON
CHINA	7014-A04-002CN	11/22/2001	1823877.7	11/14/2007	ZL01823877.7	ISSUED
INDIA	7014-A04-002IN	11/22/2001	856/KOLNP/2004	12/19/2011	250243	ISSUED
Hong Kong	7014-A05-002HK	7/24/2005	5106296.3	6/27/2008	HK1072835	ABANDON

SWIVELLABLE ELECTRIC SOCKET-PLUG COMBINATION
china	7014-N06-005CN	5/24/06	200480034664.4	2/4/09	ZL200480034664.4	ISSUED
Hong Kong	7014-N07-005HK	6/23/07	07106719.0	10/16/09	HK1115506	ABANDON

and, WHEREAS, SAFETY QUICK LIGHTING & FANS CORP., having an address at 3245 Peachtree Parkway, Suite D310 Suwanee, GA 30024, is desirous of obtaining the entire, right, title and interest in, to and under the said Kohen Patents:

NOW, THEREFORE, in exchange for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, we, the said ASSIGNOR have sold, assigned, transferred and set over, and by these presents do hereby sell, assign, transfer and set over, unto the said ASSIGNEE, its successors, legal representatives and assigns, our entire right, title and interest in, to and under the said Kohen Patents and all divisions, renewals and continuations thereof, and all Patents of the United States which may be granted thereon and all re-examinations, reissues and extensions thereof; and all applications for industrial property protection, including, without limitation, all applications for patents, utility models, and designs which may hereafter be filed for said Kohen Patents in any country or countries foreign to the United States, and further including without limitation, all rights to claim priority on the basis thereof, all rights to sue for past, present and future infringement, including the right to collect and receive any damages, royalties, or settlements for such infringements, all rights to sue for injunctive or other equitable relief, and any and all causes of action relating to any of the inventions or discoveries thereof; and all forms of industrial property protection, including, without limitation, patents, utility models, inventors’ certificates and designs which may be granted for said Kohen Patents in any country or countries foreign to the United States and all extensions, renewals and reissues thereof.

AND WE HEREBY authorize and request the Commissioner of Patents and Trademarks of the United States, and any Official of any country or countries foreign to the United States, whose duty it is to issue patents or other evidence or forms of industrial property protection on applications as aforesaid, to issue the same to the said ASSIGNEE, its successors, legal representatives and assigns, in accordance with the terms of this instrument.

AND WE HEREBY covenant and agree that we have full right to convey the entire interest herein assigned, and that we have not executed, and will not execute, any agreement in conflict herewith.

AND WE HEREBY further covenant and agree that we will communicate to the said ASSIGNEE, its successors, legal representatives and assigns, any facts known to us respecting said Kohen Patents, and testify in any legal proceeding, sign all lawful papers, execute all divisional, continuing and reissue applications, make all rightful oaths, and generally do everything possible to aid the said ASSIGNEE, its successors, legal representatives and assigns, to obtain and enforce proper protection for said Kohen Patents.

AND WE HEREBY grant the firm of Fleit Gibbons Gutman Bongini & Bianco PL the power to insert into this Assignment any further identification which may be necessary or desirable to comply with the rules of the United States Patent and Trademark Office for recordation of this Assignment.

[signature page follows]

IN TESTIMONY WHEREOF, we hereunto set our hand and seal the day and year set opposite my signature.

ASSIGNOR:		ASSIGNEE:

SAFETY QUICK LIGHT LTD		SAFETY QUICK LIGHTING & FANS CORP.

By:	/s/ Rani Kohen	By:	/s/ Rani Kohen
Name:	Rani Kohen	Name:	Rani Kohen
Title:	Manager	Title:	Chairman
Date:	November 14, 2013	Date:	November 14, 2013

SAFETY QUICK LIGHTING & FANS CORP.

		By:	/s/ James R. Hills
		Name:	James R. Hills
		Title:	CEO
		Date:	November 14, 2013

Note: If signed abroad, prima facie evidence of execution may optionally be obtained by execution of this document before a U.S. Consul or before a local officer authorized to administer oaths whose authority is proved by a certificate from a U.S. Consul. If signed domestically, do so before a Notary Public. Otherwise the execution by the inventors should be witnessed by at least two witnesses who sign here:

WITNESSES:

Signature:	/s/ Angella Larson-Coone	Date:	November 14, 2013

Signature:	/s/ Dinah Fuentes	Date:	November 14, 2013

Signature:	/s/ Laura T Butler	Date:

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